Liquidity and Capital Resources	6 Months Ended
Jun. 30, 2020
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Liquidity and capital resources
2.5.7 Liquidity and capital resources
The Group’s liquidity requirements primarily relate to the funding of research & development, general & administrative expenses and working capital requirements. The Group monitors its risk exposure to a shortage of funds using a monthly liquidity planning tool. Its objective is to maintain a balance between continuity of funding and flexibility through the use of bank deposits and finance leases.
Through June 30, 2020, the Group funded its operations through several private and public investments totaling, since inception, approximately €297 million (respectively, approximately €67 million and €230 million). The Group also received non-dilutive
funding from local and European governmental bodies.

Recoverable Cash Advances (RCA’s), recorded as financial liabilities for an amount of €5.2 million at June 30, 2020, correspond to the risk-adjusted present value of expected future repayments of amounts granted by the Walloon Region, to support specific development programs related to
C-Cath
ez
,CYAD-01,
CYAD-02
and
CYAD-03/103.
As of June 30, 2020, there are four RCA contracts pending totaling €11.6 million, out of which €6.1 million has been effectively paid out to Celyad Oncology by the Walloon Region.
Additional grants have been received from the Federal Belgian Institute for Health Insurance Inami (€0.4 million fully cash settled in 2019) and from the regional government (contract numbered 8066 for €2.4 million, out of which €1.9 million has been effectively paid out as of June 30, 2020). Those grants are not subject to future reimbursement (as it is the case for the RCA’s described above).
The Group is also exposed to contingent liabilities as a result of the license agreement executed with Celdara Medical, LLC. The risk adjusted present value of expected cash outflows (mainly towards Celdara) is recorded as a financial liability for an amount of €27.2 million at June 30, 2020.
The following table sets forth the Group’s condensed interim consolidated cash flows information for the six-month
periods ended June 30, 2020 and 2019:

	For the Six-month period ended June 30,
(€‘000)	2020	2019
Net cash used in operations	(14 633)	(16 063)
Net cash (used in)/from investing activities	50	9 090
Net cash (used in)/from financing activities	1 929	97
Effects of exchange rate changes	7	2

Change in Cash and cash equivalents	(12 646)	(6 874)

Change in Short-term investments	—	(9 197)

Net cash burned over the period	(12 646)	(16 071)

The cash outflow resulting from operating activities amounted to €14.6 million for the six months ended June 30, as compared to €16.1 million for the six months ended June 30, 2019. The €1.4 million decrease was primarily driven by lower preclinical and process development expenses and decreased clinical costs associated with the autologous r/r AML and MDS franchise.
Cash flow from investing activities represented a net cash inflow of €0.1 million for the six months ended June 30, 2020, decrease of €9.0 million in comparison with prior year’s period, which largely driven by proceeds from short-term investments.
Cash flow from financing activities in the first half of 2020 represented a net cash inflow of €1.9 million compared to a cash flow of €0.1 million for prior year’s period. The increase of €1.8 million is mainly related to higher proceeds received from Walloon Region for €2.7 million (€1.4 million related to RCA’s and €1.3 million related to other grants) compared to proceeds for €1.1 million during the same period 2019.